Exhibit 10.18

Dated May 27, 2014

(1)                                 BUNGE SECURITIZATION B.V., as Seller

(2)                                 BUNGE FINANCE B.V., as Master Servicer

(3)                                 The Conduit Purchasers party hereto

(4)                                 The Committed Purchasers party hereto

(5)                                 The Purchaser Agents party hereto

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

(7)                                 BUNGE LIMITED, as Performance Undertaking Provider

SIXTH AMENDMENT TO AND RESTATEMENT OF

THE RECEIVABLES TRANSFER AGREEMENT

THIS SIXTH AMENDMENT TO AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT (this “Amendment and Restatement”) is dated May 27, 2014 and made between:

(1)                                 BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands, as Seller (the “Seller”);

(2)                                 BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”);

(3)                                 the Conduit Purchasers party hereto (the “Conduit Purchasers”);

(4)                                 the Committed Purchasers party hereto (the “Committed Purchasers”);

(5)                                 the Purchaser Agents party hereto (the “Purchaser Agents”);

(6)                                 COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent (the “Administrative Agent”); and

(7)                                 BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”),

the Seller, the Master Servicer, the Conduit Purchasers, the Committed Purchasers, the Purchaser Agents, the Administrative Agent and the Performance Undertaking Provider are hereinafter collectively referred to as the “Parties” and each of them a “Party”.

BACKGROUND:

(A)                               This Amendment and Restatement is supplemental to and amends and restates the receivables transfer agreement dated June 1, 2011 (as amended on May 24, 2012, July 25, 2012, April 23, 2013, May 28, 2013 and March 14, 2014 (collectively, the “Amendments”)) made among the Parties to this Amendment and Restatement (the “Receivables Transfer Agreement”).

(B)                               The Parties have agreed to further amend the Receivables Transfer Agreement and restate it on the terms set out below.

(C)                               This Amendment and Restatement is a Transaction Document as defined in the Receivables Transfer Agreement.

IT IS AGREED that:

1.                                      DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned to such terms in Section 1.1 (Certain defined terms) of the Receivables Transfer Agreement.  The principles of interpretation set forth in Section 1.2

(Other terms) and 1.3 (Computation of time periods) of the Receivables Transfer Agreement shall apply to this Amendment and Restatement as if fully set forth herein.

2.                                      AMENDMENT AND RESTATEMENT OF THE RECEIVABLES TRANSFER AGREEMENT

With effect from the Amendment Effective Date (as such term is defined in Clause 6 (Conditions Precedent)), the Receivables Transfer Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in the Schedule (First Amended and Restated Receivables Transfer Agreement).

3.                                      REPRESENTATIONS

Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other Parties hereto that, after giving effect to this Amendment and Restatement, each of its representations and warranties set forth in the Receivables Transfer Agreement, as such representations and warranties apply to such Person, is true and correct in all material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

4.                                      CONTINUANCE

The Parties hereby confirm that the provisions of the Receivables Transfer Agreement shall continue in full force and effect, subject only to the amendments effected thereto by this Amendment and Restatement.

5.                                      FURTHER ASSURANCE

The Parties shall, upon request of the Administrative Agent, and at the cost of the Seller, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected by this Amendment and Restatement.  Each of the Parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

6.                                      CONDITIONS PRECEDENT

This Amendment and Restatement shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment and Restatement duly executed by each of the Parties (the “Amendment Effective Date”).

7.                                      NOTICES, ETC.

All communications and notices provided for hereunder shall be provided in the manner described in Schedule 2 (Address and Notice Information) to the Receivables Transfer Agreement.

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8.                                      EXECUTION IN COUNTERPARTS

This Amendment and Restatement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment and Restatement by facsimile or by electronic file in a format that is accessible by the recipient shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

9.                                      GOVERNING LAW; SUBMISSION TO JURISDICTION

(a)                                 THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Restatement.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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IN WITNESS WHEREOF, the parties have executed this Amendment and Restatement as of the day and year first above written.

BUNGE SECURITIZATION B.V., as Seller

By:	/s/ R. Jacobs
Name: R. Jacobs
Title: Proxy holder

By:	/s/ J.W.P. Jansen
Name: J.W.P. Jansen
Title: Proxy holder

BUNGE FINANCE B.V., as Master Servicer

By:	/s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

By:	/s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

BUNGE LIMITED, as Performance Undertaking Provider

By:	/s/ Premchand Kanneganti
Name: Premchand Kanneganti
Title: Chief Treasury & Tax Officer

By:	/s/ Carla Heiss
Name: Carla Heiss
Title: Assistant General Counsel and Assistant Secretary

[Signature to Sixth Amendment to and Restatement of the Receivables Transfer Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent, Committed Purchaser and Purchaser Agent

By:	/s/ E. van Esveld
Name: E. van Esveld
Title:

NIEUW AMSTERDAM RECEIVABLES CORP., as Conduit Purchaser

By:	/s/ Damian Perez
Name: Damian Perez
Title: Vice President

[Signature to Sixth Amendment to and Restatement of the Receivables Transfer Agreement]

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent and Committed Purchaser

By:	/s/ Christophe Boband
Name: Christophe Boband
Title:

By:	/s/ Frédéric Mazet
Name: Frédéric Mazet
Title:

[Signature to Sixth Amendment to and Restatement of the Receivables Transfer Agreement]

HSBC BANK PLC, as Purchaser Agent

By:	/s/ J.A. Chesculescu
Name: J.A. Chesculescu
Title: Associate

REGENCY ASSETS LIMITED, as Committed Purchaser and Conduit Purchaser

By:	/s/ Michael Whelan
Name: Michael Whelan
Title: Director

[Signature to Sixth Amendment to and Restatement of the Receivables Transfer Agreement]

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Mélanie Hernoult
Name: Mélanie Hernoult
Title: Attorney

MATCHPOINT FINANCE PLC, as Committed Purchaser and Conduit Purchaser

By:	/s/ Brian McDonagh
Name: Brian McDonagh
Title: Director

[Signature to Sixth Amendment to and Restatement of the Receivables Transfer Agreement]

SCHEDULE

FIRST AMENDED AND RESTATED RECEIVABLES TRANSFER AGREEMENT

Sch-1